                                                                  EXHIBIT 10.43


                               [Metron Letterhead]

February 23, 2001

Entegris, Inc.
Fluoroware, Inc.
3500 Lyman Boulevard
Chaska, MN  55318

Ladies and Gentlemen:

         This letter sets forth the agreement between Metron Technology N.V., a Netherlands corporation ("Metron"), Entegris, Inc., a Minnesota corporation ("Entegris"), and Fluoroware, Inc., a Minnesota corporation and wholly owned subsidiary of Entegris ("Fluoroware") with respect to certain arrangements contemplated in that certain Agreement dated as of January 8, 2001 (the "Agreement"). Any capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement. For good and valuable consideration, the receipt of which is hereby acknowledged, and the parties hereto hereby agree as follows:

                1. STOCK TRANSFER. Entegris agrees to assign and transfer to Metron as of the close of business on February 28, 2001, or as soon as practicable thereafter, the Metron Technology Shares.

                2. TERMINATION FEE. Entegris agrees to pay to Metron the Termination Fee according to the following schedule:

                        June 15, 2001:            $750,000
                        September 15, 2001:       $500,000
                        December 15, 2001:        $200,000
                        February 28, 2002:        $150,000
                        May 31, 2002:             $150,000

                3. GOVERNING LAW. This letter agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of California (without giving effect to principles of conflicts of laws).

                4. COUNTERPARTS. This letter agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

                5. WAIVER/MODIFICATION. No modification or amendment to or waiver of this letter agreement will be binding and valid unless it is in writing and executed by the party against whom enforcement is sought. No waiver of any breach of this letter agreement or of any default hereunder shall be deemed a waiver of any other breach or default of this letter agreement.

                If you are in agreement with the above terms and conditions, please indicate your acceptance by signing the space provided below.

Entegris, Inc.
Fluoroware, Inc.
February 23, 2001
Page Two


                                        Very truly yours,

                                        METRON TECHNOLOGY N.V.



                                        By:  /s/ E. SEGAL
                                           -------------------------------------
                                        Name:    E. Segal
                                             -----------------------------------
                                        Title:   Pres. and CEO
                                              ----------------------------------



ACCEPTED AND AGREED TO THIS
23rd DAY OF FEBRUARY, 2001:

ENTEGRIS, INC.



By:  /s/ STAN GEYER
   --------------------------------------------------
Name:    Stan Geyer
     ------------------------------------------------
Title:   Chairman
      -----------------------------------------------



FLUOROWARE, INC.



By:  /s/ STAN GEYER
   --------------------------------------------------
Name:    Stan Geyer
     ------------------------------------------------
Title:   Chairman
      -----------------------------------------------